UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 18, 2005

The Gymboree Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-21250	942615258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Howard Street, San Francisco, CA	94105

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(415) 278-7000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

     On May 18, 2005, The Gymboree Corporation (the “Company”) held a conference call related to its first quarter earnings. During the conference call, the Company learned that approximately eight minutes at the beginning of the call was not available via the Internet. The remainder of the conference call, including the question and answer period, was broadcasted as expected.

     The Company has attached hereto as Exhibit 99.1 a copy of the Company’s prepared remarks for the conference call. In addition, a replay of the full call is available by dialing 800-642-1687, passcode 6110917. The replay will be available until midnight ET, Thursday, May 25, 2005. In addition, the replay will be archived on the Company’s website at www.gymboree.com (click on “Our Company” at the bottom of the page, go to “Investor and Media Relations” and then “Conference Calls, Webcasts & Presentations”).

Item 9.01   Financial Statements and Exhibits

(c)	Exhibits

99.1	Prepared remarks for The Gymboree Corporation conference call on first quarter earnings, May 18, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Date: May 18, 2005	By:	/s/ Blair W. Lambert
Blair W. Lambert
Chief Operating Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Prepared remarks for The Gymboree Corporation conference call on first quarter earnings, May 18, 2005

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